                                                                    EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement), dated effective as of March 1, 1998, is entered into by and between ACR Group, Inc., a Texas corporation (the "Company"), and Alex Trevino, Jr. ("Employee").


                                    ARTICLE I

         Employee agrees to be employed by the Company, and the Company agrees to employ Employee, as President and Chief Executive Officer of the Company, for the purpose of performance by and on behalf of the Company of such services commensurate with those positions as may be requested from time to time by the Board of Directors of the Company. Should Employee give Cause (as hereinafter defined) for termination, the Company may terminate Employee's employment at any time thereafter by written notice thereof to Employee. After receipt of said notice, Employee shall have ten (10) days to file a written reply that there is no Cause of termination. Nothing contained herein, however, shall affect Employee's right to receive benefits from policies of insurance or other programs available to Employee by virtue of his employment by the Company.


                                   ARTICLE II

         During Employee's employment hereunder for a term (the "Term") from the date first shown above and ending February 28, 2002, the Company shall pay and provide to Employee the compensation and benefits set forth on Exhibit A, attached hereto and incorporated herein for all purposes. Employer may terminate this Agreement effective at the end of the Term by giving written notice of such election at least two (2) years prior to the end of the Term. If Employer does not elect to so terminate this Agreement, the Term of this Agreement shall be extended automatically by an additional two (2) years. The provisions of the preceding sentence shall thereafter continue in effect until Employer elects to terminate this Agreement in the manner so provided.


                                   ARTICLE III

         Employee recognizes and agrees that the business of the Company and its subsidiaries and their business interests require a confidential relationship between it and its employees and the fullest practical protection and confidential treatment of their trade secrets, trade practices, prospects, transactions, customers and other knowledge of the business which will be or have been conceived or developed by Employee during Employee's course of employment with the Company. Accordingly, Employee agrees that during Employee's term of employment with the Company and during the applicable period of the non-competition provision described in Article IV hereof, Employee will:

         (i) Keep secret and confidential all such information, trade secrets, trade practices, prospects, transactions, customer lists, and business practices of the Company and its subsidiaries;

         (ii) Not use or aid others in using, directly or indirectly, the same in competition with the Company or its subsidiaries, unless required by a valid order of a court or other governmental authority of competent jurisdiction; and

         (iii) Other than on behalf of the Company's interest, not contact or solicit the customers, employees, brokers, salesmen, investors or competitors of the Company or its subsidiaries in any manner which relates to any business engaged in by the Company or its subsidiaries.

         Employee further agrees that all inventions, ideas, prospects or processes or other results of the efforts of Employee's employment by the Company which are conceived, invented or developed, in whole or in part, by or with the assistance of Employee during Employee's employment with the Company shall be the sole and exclusive property of the Company, and Employee shall, upon request by the Company at any time, execute such assignments of the same or other similar documents in favor of the Company.


                                   ARTICLE IV

         In consideration of the compensation payable to Employee hereunder, Employee agrees that, if Employee either voluntarily terminates his employment with the Company or if the Company terminates Employee's employment for Cause (but not if his employment is terminated by the Company without Cause), (i) while he is employed by or receiving severance compensation from the Company, Employee will not, directly or indirectly, operate, participate in, undertake any employment with, advise or have any interest in any business enterprise located or operating within any state in the United States in which the Company or any of its subsidiaries is presently conducting business (the "Market Area"), which is competitive with any business engaged in by the Company or any of its subsidiaries at the time of Employee's termination of employment hereunder; provided, however, that nothing set forth herein shall preclude Employee from either undertaking employment with a business enterprise which conducts business, both within the Market Area and outside the Market Area, which is competitive with the Company or any of its subsidiaries, provided that none of the duties to be performed by Employee pursuant to such employment shall, directly or indirectly, relate to business activities of that business enterprise conducted within the Market Area which are competitive with those of the Company or any of its subsidiaries; and (ii) while he is employed by or receiving severance compensation from the Company, and for a period of two (2) years thereafter, Employee, his immediate family members and their respective affiliates (as defined in Rule 144 promulgated under the Securities Act 1933, as amended) will not, directly or indirectly, own or have any other financial interest in any business enterprise located either within or outside the Market Area which is competitive with any


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business engaged in by the Company or any of its subsidiaries at the time of
Employee's termination of employment hereunder. Notwithstanding the foregoing provisions of this Article IV, Employee shall not be prohibited at any time from having an indirect ownership interest, not exceeding one percent (1%) thereof, in a business enterprise which is competitive with any business engaged in by the Company or any of its subsidiaries, provided that the decision to acquire such interest was not made by or upon the suggestion of Employee, a member of his immediate family, or their respective affiliates.

         Employee further agrees that during his term of employment hereunder he will devote his full business time and best efforts to the business and affairs of the Company.

         Termination for "Cause", for purposes of this Agreement, is defined as termination for any of the following reasons:

                  (i) If Employee has failed to perform any of his material duties under this Agreement, breached any material provision of this Agreement, or violated any statutory or common law duty of loyalty to the Company or any of its subsidiaries;

                  (ii) If Employee has engaged in malfeasance, theft from the Company or any of its subsidiaries, embezzlement or any other serious and substantial crimes against the Company, or is convicted of a felony involving moral turpitude;

                  (iii) If the Employee dies or becomes unable by reason of physical disability or other incapacity to carry out or perform the duties required of him hereunder for a continuous period of six (6) months; or

                  (iv) If the earnings per share of the Company for any fiscal year during the term of this Agreement is negative.


                                    ARTICLE V

         In the event that any dispute arises with respect to this Agreement, including without limitation, a dispute as to whether Cause has occurred permitting the Company to terminate Employee's employment hereunder, upon the request of either Employee or the Company, whether made before or after the institution of any legal proceeding filed with respect to such dispute, the dispute shall be resolved by mandatory and binding arbitration administered by the American Arbitration Association ("AAA") pursuant to the Federal Arbitration Act (the "Act") in accordance herewith and the Commercial Arbitration Rules (the "Rules") of the AAA. If the Act is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with the Rules. Judgment upon the award rendered by the arbitrators may be entered in and enforced by any court having jurisdiction and in accordance with the practice of such court. All statutes of limitation that


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would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including, without limitation, any protection afforded the work-product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this arbitration provision. Any arbitration proceeding shall be conducted in Harris County, Texas by a panel of three arbitrators.


                                   ARTICLE VI

         Employee and the Company hereby agree and acknowledge that damages are an inadequate remedy at law for the breach of the terms hereof and, accordingly, the Company is hereby granted and shall have the right of injunction and such other and further relief, both in law and in equity, as the Company may be entitled to receive under the laws of the State of Texas, in the event Employee breaches or threatens to breach any of the covenants or agreements contained herein. In the event any provisions hereof shall be modified or held ineffective by any Court in any respect, such adjudication shall not invalidate or render ineffective the balance of the provisions hereof, and the provisions hereof shall be enforced to the maximum extent allowed by law. This Agreement shall be governed by the laws of the State of Texas and shall be enforceable in Harris County, Texas. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives. The parties hereto have read the terms and conditions of this Agreement before signing the same, and hereby agree that no statement, agreement or understanding, whether oral or written, not contained herein will be recognized or enforced. This Agreement may not be amended except by a written agreement executed by the Company and Employee which makes specific reference to this Agreement. This Agreement, along with its exhibits and attachments, supersedes any and all other agreements, whether written or oral, between the Company and Employee relating to the employment of Employee by the Company. There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation, against any payments to Employee, his dependents, beneficiaries or estate provided for in this Agreement.


                                   ARTICLE VII

         All notices, demands, requests and communications ("Notices") given or required to be given by the Company to Employee or by Employee to the Company, shall be in writing. All Notices by the Company to Employee shall be deemed to have been properly given if sent by personal delivery, telecopy delivery or U.S. registered or certified mail, postage prepaid, addressed to Employee at 3200 Wilcrest, Suite 440, Houston, Texas 77042, or to such other address as Employee may from time to time designate by written notice to the Company given as herein required. Any payment by the Company to Employee may be made by check mailed to his


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last such designated address. All Notices by Employee to the Company shall be deemed to have been properly given if sent by personal delivery, telecopy delivery or U.S. registered or certified mail, postage prepaid, addressed to the Company at 3200 Wilcrest, Suite 440, Houston, Texas 77042, or to such other address as the Company may from time to time designate by written notice to Employee given as herein required. Notices given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such Notice was received by the addressee if such Notice is sent by personal or telecopy delivery or when deposited in a post office or branch post office regularly maintained by the U.S. Government.

         IN WITNESS WHEREOF, the undersigned have set their hands effective as of the 1st day of March, 1998.


                                           ACR GROUP, INC.



                                           By:  /s/ Anthony R. Maresca
                                              ---------------------------------

                                                                       "Company"





                                           /s/ Alex Trevino, Jr.
                                           ------------------------------------
                                           Alex Trevino, Jr.

                                                                      "Employee"


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                                    EXHIBIT A
                                       TO
                              EMPLOYMENT AGREEMENT
                  BETWEEN ACR GROUP, INC. AND ALEX TREVINO, JR.


1. Annual Salary. The Company shall pay to Employee a salary of $225,000 per annum ("Base Salary") payable in accordance with the Company's regular payroll practices. The Board of Directors of the Company shall review the salary of Employee annually, and increase (but not decrease) such salary from time to time as it may deem appropriate.

2. Bonus. The Board of Directors of the Company shall approve a forecasted earnings per share on a fully diluted basis ("Forecast E.P.S.") for the Company's Common Stock with respect to each fiscal year of the Company during the Term. No bonus shall be earned by Employee in respect of a fiscal year if the Forecast E.P.S. is not attained. If the actual earnings per share on a fully diluted basis ("Actual E.P.S.") for the Company's Common Stock for a fiscal year equals or exceeds the Forecast E.P.S. for such fiscal year, the Company shall pay Employee a bonus equal to the sum of (i) $25,000, and (ii) the amount determined by the following formula:


                            (Actual E.P.S. - Forecast E.P.S.)
                    Bonus = --------------------------------- x Base Salary
                            Forecast E.P.S.

         Such bonus payments shall be paid to Employee on or before the later of
         (i) ninety (90) days after the end of the applicable fiscal year of the Company, or (ii) five (5) days after the independent auditor for the Company issues its opinion as to the Company's financial statements for such fiscal year; provided, however, in no event shall such payment be delayed beyond one hundred twenty (120) days after the end of the fiscal year.

3. Stock Options. The Company hereby grants to Employee options ("Options") to acquire 300,000 shares of the Company's Common Stock, subject to the terms and conditions of the Stock Option Agreement attached hereto as Exhibit A-1.

4. Reimbursements. The Company shall reimburse Employee for all authorized expenses incurred or paid by Employee in connection with the performance of Employee's services under this Agreement upon presentation of expense statements or vouchers and such other supporting information as the Company may from time to time require or request.

5. Automobile. During the term of this Agreement, the Company shall permit Employee to continue to use the automobile owned or leased by the Company presently being used by Employee, and shall reimburse Employee for all costs incurred by him in the operation of such automobile. From time to time during the Term, the Company shall purchase or lease comparable replacement vehicles for use by Employee in a manner reasonably consistent with its prior practice in respect thereof.



                                      (i)
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6.       Membership Dues. During the term of this Agreement, the Company will pay or reimburse Employee for the monthly dues charged for membership in a health club selected by Employee.

7. Other Benefits. The Company shall provide to Employee all other benefits which are generally available to other employees of the Company, which may include, without limitation, hospitalization and 401(k) contributions. In the event that the Company, at some future time, provides no group insurance coverage, the Company will reimburse Employee for the cost of insurance coverage for Employee comparable to the insurance coverage now maintained by the Company for Employee.

8. Termination of Employee Without Cause. In the event that this Agreement is terminated without Cause, Employee shall be paid or provided all compensation and benefits to which he is entitled under this Agreement, including salary, bonuses, stock options, use of automobile and reimbursement of operating costs thereof, club membership dues, and all other benefits, through the expiration of the Term. Notwithstanding the foregoing, in the event that the Company is a party to a merger, consolidation or reorganization with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, in a transaction approved by the Board of Directors of the Company, and, in connection therewith or subsequent thereto, this Agreement is terminated without Cause, the only compensation and benefits which Employee shall be entitled to receive pursuant to this Paragraph 8 shall be his Base Salary in effect upon the termination of employment which shall be paid for the two-year period following such termination.

9. Allocation. The Company and Employee recognize and agree that 15% of the above described compensation and benefits shall be allocated to the covenants of Employee contained in Articles III and IV of the Agreement.


                                      (ii)
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                                   EXHIBIT A-1


                                 ACR GROUP, INC.
                             STOCK OPTION AGREEMENT

                                                                  300,000 SHARES


         This Stock Option Agreement (this "Agreement") is entered into by and between ACR Group, Inc., a Texas corporation (the "Company"), and Alex Trevino, Jr. ("Optionee") effective as of March 1, 1998, upon the following terms and conditions:

         1. Grant of Stock Option. The Company hereby grants to the Optionee options (the "Options") to purchase from the Company 300,000 shares of the Company's authorized and unissued common stock, par value $.01 per share ("Stock") at an exercise price of $2.24 per share (the "Exercise Price").

         2. Term. The Options granted herein may be exercised in whole or in part during the period beginning March 1, 2006. Notwithstanding the foregoing, all or a portion of the Options may become exercisable at an earlier date, as follows:

         (a) Options covering 75,000 shares of Stock shall become first exercisable upon and after the date which the Market Price (as hereinafter defined) of the Stock has been equal to or greater than $3.24 for ten (10) consecutive trading days;

         (b) Options covering an additional 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $4.24 for ten (10) consecutive trading days;

         (c) Options covering an additional 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $5.24 for ten (10) consecutive trading days; and

         (d) Options covering the final 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $6.24 for ten (10) consecutive trading days.

         Upon the vesting of all or any portion of the Options on March 1, 2006, or earlier, as hereinabove provided, the Options so vested may be exercised in whole or in part and from time to time during the four (4) year period commencing on the date of vesting of such Options.

         The term "Market Price" as used herein shall mean the price of the Stock determined as follows: (i) the last reported sale price for the Stock on such day on the principal securities exchange on which the Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Stock on the National Association of Securities Dealers SmallCap Market on such date, or, if there shall have been no trading on such date or if the Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose; or (ii) if the Stock shall not be listed or admitted to trading as provided in clause (i) above, the fair market value of the Stock as determined in good faith by the Board of Directors of the Company. Upon the occurrence of an event or transaction described in subparagraph 7(b) hereof, Market Price shall mean the greater of (i) the price of the Stock as determined in the preceding sentence, or (ii) the fair market value of the consideration received by the holders of Stock of the Company in respect of one (1) share of Stock as a result of such event or transaction, as determined in good faith by the Board of Directors of the Company with respect to such consideration or portion thereof consisting of securities or property other than cash.

         4.       Restrictions on Right to Exercise Stock Options.

                  (a) In no event shall the Company be required to transfer fractional shares to the Optionee.

                  (b) In the event that the Optionee's status as an employee of the Company shall be (i) voluntarily terminated by the Optionee or (ii) terminated by the Company for Cause as defined in that certain Employment Agreement between the Company and Optionee dated effective as of March 1, 1998, all Options granted hereunder shall terminate ninety (90) days from the date on which the Optionee ceases to be an employee of the Company.

                  (c) No Option shall be exercisable unless the shares issuable on the exercise thereof shall have been registered under the Securities Act of 1933 and applicable state securities laws, or the Company shall have first received the opinion of its counsel that registration under such laws is not required in connection with such issuance. At the time of exercise, if the shares of Stock with respect to which Options are being exercised have not been registered under such laws, the Company may require the Optionee to give the Company whatever written assurance counsel for the Company may require that the shares of Stock are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under such laws is not required. Share certificates for Stock issued to the Optionee upon exercise of Options shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

         5. Limitations Upon Transfer. The Options and all other rights granted hereunder shall be exercised only by the Optionee, and the Options and all rights granted hereunder shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or by the laws of descent and distribution. The Options and all rights granted hereby shall not be subject to execution, attachment or similar process. Upon any attempt


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to transfer, assign, pledge, hypothecate or otherwise dispose of such Options or any of such rights contrary to the provisions hereof, or upon levy of any attachment or similar process upon such Options or such rights, such Options and such rights shall immediately become null and void. Upon the death of the Optionee, all unexercised Options shall be transferred to the Optionee's estate and shall be entitled to be exercised in accordance with the terms hereof.

         6. Method of Exercise. Any exercise of Options shall be by written notice delivered by the Optionee to the Company, which written notice of exercise shall be accompanied by the aggregate purchase price for the shares with respect to which Options are being exercised. The purchase price of shares of Stock of the Company acquired upon the exercise of Options shall be paid by the Optionee in cash. The Company shall issue the shares of Stock covered by any such notice to the Optionee as soon as practicable after receiving such notice and the payment for the shares of Stock to be issued. All federal and state stock transfer taxes, if any, on the issuance and sale of such shares of Stock by the Company to the Optionee shall be borne and paid by the Optionee. The Optionee shall not be, nor have any rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of Options until certificates representing such shares of Stock shall have been issued and delivered to the Optionee.

         7.       Adjustments.

                  (a) Subject to any required action by the Company's Board of Directors or shareholders, the number of shares of Stock provided for in this Agreement and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  (b) In the event of (i) a dissolution or liquidation of the Company, (ii) a consolidation or merger in which the shareholders of the Company immediately prior to the merger or consolidation do not, immediately following any such consolidation or merger, own sufficient shares of the voting stock of the surviving corporation to elect a majority of the board of directors of the surviving corporation, (iii) a sale of all or substantially all of the assets of the Company, or (iv) a sale of at least a majority of the outstanding Stock of the Company to one purchaser, then this Agreement shall terminate; provided, however, that in any such event, the Optionee shall have the right immediately prior to any such event to exercise all Options which shall have become vested pursuant to Paragraph 2 hereof.

                  (c) Except as expressly provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, payment of any shares of any class, or by reason of any dissolution or liquidation, merger or consolidation, sale of all or substantially all of the assets of the Company, sale of a majority of the outstanding common stock of the Company, or the spinoff of assets or stock of another corporation.


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                  (d) Any issue by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Company's Stock subject to this Agreement. The grant of Options pursuant to this Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         8. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Company and the Optionee and their respective heirs, legal representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, this Agreement has been executed and entered into effective as of the date first above set forth.

                                 ACR GROUP, INC.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


                                 OPTIONEE:



                                 --------------------------------
                                 Alex Trevino, Jr.




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